united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

225 Pictoria Dr, Ste 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Jennifer Farrell, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 11/30

Date of reporting period: 11/30/20

Item 1. Reports to Stockholders.

Main BuyWrite Fund
Class I Shares (BUYWX)

Annual Report
November 30, 2020

1-855-907-3373
www.mainmgtfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Main BuyWrite Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC. Member FINRA

November 30, 2020

Dear Shareholder,

Since the S&P 500 Index’s bottom on March 23, 2020, the Fund has returned 42.38% through November 30, 2020. Over the same time period, the HFRI Equity Hedge Index was up only 16.76%, the CBOE S&P 500 BuyWrite BXM was up +31.82%, and the Morningstar Option Writing Category was up +28.66%. So the Fund has outperformed similar strategies/indices and its Morningstar Category since the market bottom. For the calendar year to November 30, 2020, the Fund was up +0.59%, the HFRI Equity Hedge Index was up +11.93%, the Morningstar Option Writing Category was up +4.31%, and the CBOE S&P 500 BuyWrite BXM was down -4.45%. For the trailing 1 year, the Fund was up +1.84%, the HFRI Equity Hedge Index was up +14.37%, the Morningstar Option Writing Category was up +5.64%, and the CBOE S&P 500 BuyWrite BXM was down -3.57%. While the Fund trailed the Morningstar Category and the HFRI Index on a YTD and 1-year basis, it has strongly outperformed since the market bottom and that outperformance reflects the changes made in the portfolio in response to the changing market environment in both the underlying holdings and the options that we are writing on them. We feel that these changes may continue to benefit the Fund as we move into 2021. The strongest positive contributions to the Fund’s performance have come from its positions in the S&P 500 (SPY), Industrials (XLI), and the NASDAQ (QQQ) while its positions in Energy (XLE) and Aerospace & Defense (ITA) weighed on performance. As we head into 2021, the Fund is ready to take advantage of the increased volatility through more flexible options writing designed to increase the premiums captured.

We at Main Management Fund Advisors, LLC would like to thank you for being an investor in BUYWX and look forward to working with you once more in the coming year.

Glossary of Terms:

Morningstar Option Writing category - Option writing funds aim to generate a significant portion of their returns from the collection of premiums on options contracts sold. This category includes covered call strategies, put writing strategies, as well as options strategies that target returns primarily from contract premiums. In addition, option writing funds may seek to generate a portion of their returns, either directly or indirectly, from the volatility risk premium associated with options trading strategies. Source: Morningstar Report: Mutual Fund Data Definitions

HFRI Equity Hedge Index - The index tracks approximately 2,000 hedge funds dating back to 1990 on an equal weighted basis. It is a non-investible index. Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios.

Source: Hedge Fund Research (www.hedgefundresearch.com)

CBOE S&P 500 BuyWrite Index (BXM) - The index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (SPX®) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written. Please visit the BXM FAQ for more information about the construction of the index.

Source: CBOE (http://www.cboe.com/products/strategy-benchmark-indexes/buywrite-indexes/cboe-s-p-500-buywrite-index-bxm)

9292-NLD-12/14/2020

MAIN BUYWRITE FUND
PORTFOLIO REVIEW (Unaudited)
November 30, 2020

The Fund’s performance figures* for the periods ended November 30, 2020, as compared to its benchmark:

	One Year	Since Inception
Main BuyWrite Fund - Class I	1.84%	2.96%	(1)
HFRI Equity Hedge Index (3)	14.37%	7.20%	(2)

Comparison of the Change in Value of a $100,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Class A shares are subject to a 4.75% sales load on purchases. Redemptions made within 60 days may be assessed a fee of 1.00% of the amount redeemed. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2030, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser))) will not exceed 1.45%, 2.20% or 1.20% of the Fund’s average daily net assets attributable to Class A, Class C and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years after the fees were waived or reimbursed), if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Board of Trustees on 60 days’ written notice to the adviser. The total operating expenses before fee waiver and expense reimbursement as stated in the fee table to the Fund’s prospectus dated March 30, 2020 is 1.90%, 2.65% and 1.65% for Class A, Class C and Class I shares respectively. For performance information current to the most recent month-end, please call 1-855-907-3373.

(1)	Inception date is December 29, 2015.

(2)	Inception date is December 31, 2015.

(3)	HFRI Equity Hedge Index

Equity Hedge: Investment Managers maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge Managers would typically maintain at least 50% exposure to, and may in some cases be entirely invested in, equities, both long and short. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

Holdings By Asset Type	% of Net Assets
Exchange Traded Funds	102.7%
Options Written	(3.4)%
Other Assets Less Liabilities	0.7%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

MAIN BUYWRITE FUND
PORTFOLIO OF INVESTMENTS
November 30, 2020

Shares					Fair Value
	EXCHANGE TRADED FUNDS - 102.7%
	EQUITY - 102.7%
8,900	ETFMG Prime Cyber Security ETF #				$446,958
163,500	Financial Select Sector SPDR Fund #				4,558,380
42,100	Health Care Select Sector SPDR Fund #				4,620,054
52,000	Industrial Select Sector SPDR Fund #				4,577,560
30,000	Invesco QQQ Trust Series 1 #				8,988,600
18,200	iShares Russell 2000 ETF #				3,294,564
89,000	SPDR S&P 500 ETF Trust #				32,223,340
	TOTAL EXCHANGE TRADED FUNDS (Cost - $44,980,464)				58,709,456

	TOTAL INVESTMENTS - 102.7% (Cost - $44,980,464)				$58,709,456
	CALL OPTIONS WRITTEN - (3.4)% (Proceeds - $1,166,247)				(1,914,267)
	OTHER ASSETS LESS LIABILITIES - 0.7% *				387,920
	NET ASSETS - 100%				$57,183,109

Contracts ^		Exercise Price	Notional Amount	Expiration Date
	OPTIONS WRITTEN - (3.4)%
	CALL OPTIONS WRITTEN - (3.4)%
89	ETFMG Prime Cyber Security ETF	$50.00	$445,000	12/18/2020	$10,012
1,635	Financial Select Sector SPDR Fund	26.00	4,251,000	12/18/2020	336,810
520	Industrial Select Sector SPDR Fund	84.00	4,368,000	12/18/2020	249,600
200	Invesco QQQ Trust Series 1	300.00	6,000,000	12/18/2020	118,100
100	Invesco QQQ Trust Series 1	300.00	3,000,000	12/31/2020	73,950
182	iShares Russell 2000 ETF	172.00	3,130,400	12/31/2020	214,214
271	SPDR S&P 500 ETF Trust	350.00	9,485,000	12/18/2020	404,603
369	SPDR S&P 500 ETF Trust	360.00	13,284,000	12/18/2020	266,603
250	SPDR S&P 500 ETF Trust	358.00	8,950,000	12/31/2020	240,375
	TOTAL OPTIONS WRITTEN (Proceeds - $1,166,247)				$1,914,267

ETF - Exchange Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

#	All or a portion of this security is held as collateral for written options.

*	Other Assets Less Liabilities includes cash held in an Institutional Trust Deposit Accounts.

^	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

See accompanying notes to financial statements.

MAIN BUYWRITE FUND
STATEMENT OF ASSETS & LIABILITIES
November 30, 2020

ASSETS
Investment securities:
At cost	$44,980,464
At value	$58,709,456
Cash and cash equivalents	473,585
Cash held for collateral at custodian for options	291
Receivable for fund shares sold	110,566
Dividends and interest receivable	10
Prepaid expenses and other assets	27,486
TOTAL ASSETS	59,321,394

LIABILITIES
Options written at fair value (Proceeds $1,166,247)	1,914,267
Payable for fund shares redeemed	142,215
Investment advisory fees payable	63,187
Payable to related parties	11,950
Other accrued expenses and other liabilities	6,666
TOTAL LIABILITIES	2,138,285
NET ASSETS	$57,183,109

NET ASSETS CONSIST OF:
Paid in capital	$55,903,612
Distributable earnings	1,279,497
NET ASSETS	$57,183,109

NET ASSET VALUE PER SHARE:
Class I Shares:
Net Assets	$57,183,109
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	5,077,068
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$11.26

(a)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

MAIN BUYWRITE FUND
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2020

INVESTMENT INCOME
Dividends	$1,323,461
Interest	18,799
TOTAL INVESTMENT INCOME	1,342,260

EXPENSES
Investment advisory fees	607,931
Administrative services fees	62,798
Third party administrative servicing fees	54,696
Professional fees	34,552
Transfer agent fees	28,604
Registration fees	23,001
Accounting services fees	21,579
Trustees fees and expenses	16,018
Printing and postage expenses	14,790
Compliance Officer fees	13,992
Custodian fees	10,980
Insurance expense	4,184
Other expenses	3,052
TOTAL EXPENSES	896,177

Less: Fees waived by the Adviser	(167,316)

NET EXPENSES	728,861

NET INVESTMENT INCOME	613,399

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
Investments	(5,709,802)
Options written	(2,234,673)
(7,944,475)
Net change in unrealized appreciation on:
Investments	3,155,557
Options written	2,584,215
5,739,772

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(2,204,703)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,591,304)

See accompanying notes to financial statements.

MAIN BUYWRITE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	November 30, 2020	November 30, 2019
FROM OPERATIONS:
Net investment income	$613,399	$345,013
Net realized loss from investments and options written	(7,944,475)	(2,856,588)
Net change in unrealized appreciation of investments and options written	5,739,772	4,316,218
Net increase (decrease) in net assets resulting from operations	(1,591,304)	1,804,643

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions paid	(612,258)	(307,490)
Return of capital	(10,433)	(47,381)
Decrease in net assets resulting from distributions to shareholders	(622,691)	(354,871)

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold	19,701,513	31,625,709
Reinvestment of distributions	622,690	354,871
Redemption fee proceeds	372	54
Payments for shares redeemed	(38,269,163)	(20,127,396)
Net increase (decrease) in net assets resulting from shares of beneficial interest	(17,944,588)	11,853,238

TOTAL INCREASE (DECREASE) IN NET ASSETS	(20,158,583)	13,303,010

NET ASSETS
Beginning of Year	77,341,692	64,038,682
End of Year	$57,183,109	$77,341,692

SHARE ACTIVITY
Shares Sold	1,942,563	2,955,611
Shares Reinvested	56,146	36,357
Shares Redeemed	(3,856,873)	(1,877,078)
Net increase (decrease) in shares of beneficial interest outstanding	(1,858,164)	1,114,890

See accompanying notes to financial statements.

MAIN BUYWRITE FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the		For the	For the	For the		For the
	Year Ended		Year Ended	Year Ended	Year Ended		Period Ended
Class I Shares	November 30, 2020		November 30, 2019	November 30, 2018	November 30, 2017		November 30, 2016 (1)
Net asset value, beginning of period	$11.15		$11.00	$10.84	$10.12		$10.00
Income from investment operations:
Net investment income (2)	0.10		0.05	0.02	0.04		0.00	(4)
Net realized and unrealized gain on investments and options written	0.10	(3)	0.16	0.19 (3)	0.74		0.12
Total from investment operations	0.20		0.21	0.21	0.78		0.12
Less distributions from:
Net investment income	(0.09)		(0.05)	(0.05)	(0.06)		(0.00	) (4)
Return of capital	(0.00	) (4)	(0.01)	—	—		(0.00	) (4)
Total distributions	(0.09)		(0.06)	(0.05)	(0.06)		(0.00	) (4)
Paid-in-Capital From Redemption Fees	0.00	(4)	0.00 (4)	0.00 (4)	—		—
Net asset value, end of period	$11.26		$11.15	$11.00	$10.84		$10.12
Total return (5)	1.84%		1.97%	1.92%	7.70%		1.25	% (6)
Net assets, at end of period (000s)	$57,183		$77,342	$64,039	$26,859		$23,219
Ratio of gross expenses to average net assets (7,9)	1.48%		1.39%	1.48%	1.77%		2.11	% (8)
Ratio of net expenses to average net assets (10)	1.20%		1.20%	1.20%	1.20	% (11)	1.20	% (8,11)
Ratio of net investment income to average net assets (10)	1.01%		0.50%	0.18%	0.39	% (11)	0.01	% (8,11)
Portfolio Turnover Rate	95%		51%	22%	21%		73	% (6)

(1)	The Main BuyWrite Fund commenced operations on December 29, 2015.

(2)	Per share amounts calculated using the average shares method.

(3)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to timing of share transactions during the year.

(4)	Amount represents less than $0.005 per share.

(5)	Total returns are historical in nature and assume changes in share price, reinvestment of all dividends and distributions, if any.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor/administrator.

(8)	Annualized.

(9)	Does not include the expenses of other investment companies in which the Fund invests.

(10)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(11)	Ratios include 0.07% and 0.20% of voluntary waived administrator fees during the year ended November 30, 2017 and the period ended November 30, 2016, respectively.

See accompanying notes to financial statements.

MAIN BUYWRITE FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2020

1.	ORGANIZATION

The Main BuyWrite Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek to provide total return, from current income and gains from long-term capital appreciation. The Fund commenced operations on December 29, 2015.

The Fund currently offers Class A, Class C and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 4.75%. Class C and Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. As of November 30, 2020, Class A and Class C shares had not commenced operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost which approximates value. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Mutual funds are valued at their respective net asset value per share (“NAV”) as reported by such investment companies. Exchange Traded Funds (“ETFs”) are valued at the last reported sales price or official closing price. Open-end investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share which is different than the NAV. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

MAIN BUYWRITE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist from a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

Fair Valuation Process. As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

MAIN BUYWRITE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2020 for the Fund’s investments measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$58,709,456	$—	$—	$58,709,456
Total	$58,709,456	$—	$—	$58,709,456
Liabilities	Level 1	Level 2	Level 3	Total
Call Options Written	$—	$1,914,267	$—	$1,914,267
Total	$—	$1,914,267	$—	$1,914,267

The Fund did not hold any Level 3 securities during the year.

Exchange Traded Funds – The Fund may invest in ETFs. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Option Transactions – When the Fund writes a call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right, but not the obligation, to buy from the writer of the option the security underlying the option at a specified exercise or “strike” price by or before the contract’s expiration. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Securities held as collateral for options is reported on the Portfolio of Investments.

“BuyWrite” is an investment strategy of writing (selling) call options on a security owned by the Fund to generate additional returns from the option premium. The Fund also seeks returns by writing (selling) secured put options. A “put option” is an option contract that gives the owner the right to sell the underlying security at a specified price (the strike price) until its expiration at a fixed date in the future. The Fund seeks to achieve risk-adjusted returns through targeted allocations by analyzing interest and currency rates, inflation trends, economic growth forecasts

MAIN BUYWRITE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020

and other global and capital market fundamentals. The Fund’s option strategy may also have the benefit of reducing the volatility of the Fund’s portfolio in comparison to that of broad equity market indexes.

Written call and put options may limit the Fund’s participation in equity market gains and may magnify the losses if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund will incur a loss as a result of a written options (also known as a short position) if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position. Call options involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

Derivatives Risk – The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including options, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Options Risk: There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund may experience lower returns if the value of the reference index or security rises above the strike price.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective yield method. Dividend income and expense are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for federal income tax is required.

MAIN BUYWRITE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions taken on returns filed for open tax years or expected to be taken expected to be taken in the Fund’s November 30, 2020 tax returns and has concluded to date that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Fund identified its major tax jurisdictions as U.S. federal, Ohio (Nebraska in years prior to 2019), and foreign jurisdictions where the Fund makes significant investments. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses, in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Cash and cash equivalents – Cash and cash equivalents are held with a financial institution and include demand deposits and short-term, liquid investments with an original maturity of three months or less. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

Securities Lending Risk – The Fund may lend portfolio securities to institutions, such as banks and certain broker-dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. The Fund did not transact in securities lending during the year ended November 30, 2020.

Market and Geopolitical Risk – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on companies and markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

MAIN BUYWRITE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020

3.	INVESTMENT TRANSACTIONS

For the year ended November 30, 2020, the costs of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $53,771,421 and $72,684,778 respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Main Management Fund Advisors, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, oversees the daily operations of the Fund, manages the Fund’s portfolio, and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended November 30, 2020, the Fund incurred $607,931 in advisory fees.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2030, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) will not exceed 1.45%, 2.20% or 1.20% of the Fund’s average daily net assets attributable to Class A, Class C and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment by the Adviser from the Fund in future years (within the three years after the fees were waived or reimbursed), if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Board on 60 days’ written notice to the Adviser. During the year ended November 30, 2020, the Adviser waived fees or reimbursed expenses in the amount of $167,316 pursuant to its contractual agreement. The total amount of advisory fees waived subject to recapture is $420,603, of which $121,016 will expire on November 30, 2021, $132,271 will expire on November 30, 2022 and $167,316 will expire on November 30, 2023.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (“NLD” or the “Distributor”). The Board has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan for Class A and Class C shares, as amended (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services related to Class A and Class C shares. Under the Plan, the Fund may pay up to 0.25% per year of the average daily net assets of Class A shares and 1.00% per year of the average daily net assets of Class C shares for such distribution and shareholder service activities. As of November 30, 2020, Class A and Class C have not commenced operations. For the year ended November 30, 2020, the Fund did not incur any distribution fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is an affiliate of Gemini Fund Services, LLC. For the year ended November 30, 2020, the Distributor did not receive any underwriting commissions for sales of the Fund’s shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund as shown in the Statement of Operations. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

MAIN BUYWRITE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund which are included in the compliance officer fees in the Statement of Operations.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund which are included in the printing and postage expense in the Statement of Operations.

5.	SECURITIES LENDING

Under an agreement (the “Securities Lending Agreement”) with the Securities Finance Trust Company (“SFTC”), the Fund can lend its portfolio securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. For each securities loan, the Fund shall transfer collateral in an amount determined by applying the margin to the market value of the loaned available securities (102% for same currency and 105% for cross currency). Collateral is invested in highly liquid, short-term instruments such as money market funds in accordance with the Fund’s security lending procedures. The Fund continues to receive interest or dividends on the securities loaned. The Fund has the right under the Securities Lending Agency Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Fund could experience delays or losses on recovery. Additionally, the Fund is subject to the risk of loss from investments made with the cash received as collateral. The Fund manages credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third-party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty. During the year ended November 30, 2020, the Fund did not loan any securities.

6.	DERIVATIVE TRANSACTIONS

The following is a summary of the effect of derivative transactions on the Fund’s Statement of Assets and Liabilities as of November 30, 2020.

Contract Type/Primary Risk Exposure	Statement of Assets and Liabilities	Value
Equity Contract/Equity Price Risk	Options Written, at fair value	$1,914,267

The following is a summary of the effect of derivative instruments on the Fund’s Statement of Operations for the year ended November 30, 2020.

		Net Change in Unrealized
	Realized (Loss)	Appreciation
Contract Type/Primary Risk Exposure	on Options Written	on Options Written
Equity Contract/Equity Price Risk	$(2,234,673)	$2,584,215

The notional value of the derivative instruments outstanding as of November 30, 2020 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year ended November 30, 2020 as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

As of November 30, 2020, portfolio securities valued at $58,709,456 were held in escrow as coverage for call options written by the Fund. As of November 30, 2020 there was $291 in cash held for collateral at the custodian for written options.

MAIN BUYWRITE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020

During the year ended November 30, 2020, the Fund was not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at November 30, 2020 for the Fund.

				Net Amounts of	Financial		Cash	Net
	Gross Amounts of	Gross Amounts of		Assets Presented in the	Instruments		Collateral	Amount
Description	Recognized Assets	Recognized Liabilities		Statement of Assets & Liabilities	Pledged		Pledged	of Assets
Options Written	$—	$1,914,267	(1)	$1,914,267	$1,914,267	(2)	$—	$—

(1)	Written options at value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged or held as collateral at the custodian for options.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended November 30, 2020 and November 30, 2019 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2020	November 30, 2019
Ordinary Income	$612,258	$307,490
Long-Term Capital Gain	—	—
Return of Capital	10,433	47,381
	$622,691	$354,871

As of November 30, 2020, the components of Distributable earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$—	$(11,237,790)	$(442,078)	$12,959,365	$1,279,497

The difference between book basis and tax basis accumulated net realized gain/(loss), and unrealized appreciation from investments is primarily attributable to the tax deferral of wash sales and tax deferral of losses on straddles.

At November 30, 2020, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$9,521,868	$1,715,922	$11,237,790	$—

Permanent book and tax differences, primarily attributable to the tax adjustments for prior year tax returns, resulted in reclassifications for the Fund for the fiscal year ended November 30, 2020 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$(3,347)	$3,347

MAIN BUYWRITE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2020

8.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

At November 30, 2020, the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, are as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)
Main BuyWrite Fund	$43,835,824	$13,728,992	$(769,627)	$12,959,365

9.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a significant portion of its assets in the SPDR S&P 500 ETF (“SPDR ETF”). The Fund may redeem its investment from SPDR ETF at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund will be directly affected by the performance of the SPDR ETF. The financial statements of the SPDR ETF, including its portfolio of investments, can be found at the Securities and Exchange Commission’s website, www.sec.gov, and should be read in conjunction with the Fund’s financial statements. As of November 30, 2020, the percentage of the Fund’s net assets invested in the SPDR ETF was 56.4%.

10.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of November 30, 2020 TD Ameritrade, Inc. (for the benefit of its customers) held approximately 66.0% of the voting securities of the Fund’s Class I shares.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. On December 22, 2020 the Main BuyWrite Fund made an income distribution of $0.0292 per share. Management has determined that no other events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Main BuyWrite Fund and
Board of Trustees of Northern Lights Fund Trust IV

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Main BuyWrite Fund (the “Fund”), a series of Northern Lights Fund Trust IV, as of November 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies with a related advisor since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 29, 2021

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4535 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

MAIN BUYWRITE FUND
EXPENSE EXAMPLE (Unaudited)
November 30, 2020

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/20	Ending Account Value 11/30/20	Annualized Expense Ratio	Expenses Paid During Period 6/1/20-11/30/20
Actual*
Main BuyWrite Fund	$1,000.00	$1,159.60	1.20%	$ 6.48
Hypothetical*
(5% return before expenses)
Main BuyWrite Fund	$1,000.00	$1,019.00	1.20%	$ 6.06

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183), divided by the number of days in the fiscal year (366).

MAIN BUYWRITE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended November 30, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

MAIN BUYWRITE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2020

Renewal of the Investment Advisory Agreement with Main Management Fund Advisors, LLC with respect to Main BuyWrite

In connection with the Meetings of the Board of Trustees (the “Trustees”) of Northern Lights Fund Trust IV (the “Trust”), held on July 14, 2020 – July 15, 2020, the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), discussed the renewal of an investment advisory agreement (the “MMFA Advisory Agreement”) between Main Management Fund Advisors, LLC (“MMFA”) and the Trust, with respect to Main BuyWrite Fund (the “Fund”). In considering the renewal of the MMFA Advisory Agreement, the Board received materials specifically relating to the MMFA Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the MMFA Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the MMFA Advisory Agreement.

Nature, Extent and Quality of Services.

The Trustees acknowledged MMFA’s investment team’s experience in research, operations, and trading and noted MMFA’s “BuyWrite” investment process was based on extensive research and analysis and security selection decisions were based on internal and external research and trading information. The Trustees noted MMFA commitment to compliance which include daily monitoring of the Fund through internal monitoring spreadsheets, and monthly review by the internal investment committee. The Trustees acknowledged that MMFA’s best execution review and approved broker-dealers based on a broad range of factors. The Trustees noted that MMFA through its distribution efforts has continued to contribute to growth of the Fund. The Trustees concluded that MMFA was in the position to continue to provide quality advisory service to the Fund and its shareholders.

Performance.

The Trustees reviewed the performance of the Fund for the one year, three year and since-inception periods and noted the Fund underperformed the Broadridge peer group median and Morningstar category median for the same periods. However, the Trustees found that the performance was in an acceptable range of the Broadridge peer group. The Trustees concluded that the performance obtained by MMFA for the Fund was satisfactory.

Fees and Expenses.

The Trustees evaluated the Fund’s advisory fee, noting that the advisory fee of 1.00% was higher than the Broadridge peer group and Morningstar category average and median but below the category high of 1.75%. The Trustees considered the Fund’s net expense ratio and noted that at 1.20%, the Fund’s net expense ratio was higher than the peer group average of 0.99% but lower than the category high. The Trustees noted that expense limitation put in place by MMFA. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

Profitability.

The Trustees reviewed a profitability analysis provided by MMFA for the most recent 12 months of the Fund’s operation during the review period. The Trustees found that MMFA realized a small net profit from the MMFA Advisory Agreement. The Trustees concluded, after further discussion of the profitability analysis

MAIN BUYWRITE FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
November 30, 2020

provided, that excessive profitability from MMFA’s relationship with the Fund was not an issue at this time.

Economies of Scale.

The Trustees noted that the Fund’s growth had not been at a rate that would allow MMFA to realize economics of scale. The Trustees noted MMFA was willing to discuss the implementation of breakpoints as to the extent there is significant growth in the Fund’s assets, and MMFA achieves material economies of scale related to its operation. The Trustees concluded that absence of breakpoints was acceptable at this time.

Conclusion.

Having requested and received such information from MMFA as the Trustees believed to be reasonably necessary to evaluate the terms of the MMFA Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees determined that approval of the MMFA Advisory Agreement is in the best interests of the Fund and its shareholders.

MAIN BUYWRITE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2020

The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, Adviser Counsel, Inc. (formerly J.E. Breslin & Co.) (management consulting firm to investment advisers), (since 2009); Senior Counsel, White Oak Global Advisors, LLC. (since 2016).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust (since 2013); Trustee, BlueArc Multi-Strategy Fund (2014- 2017); Hatteras Trust (2004-2016)
Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	Founder and President, TTS Consultants, LLC (financial services) (since 2010).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2012), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)
Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures) (since 2003).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust (since November 2012)

11/30/20 – NLFT IV_v1

MAIN BUYWRITE FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
November 30, 2020

Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Wendy Wang Year of Birth: 1970	President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Sam Singh Year of Birth: 1976	Treasurer since 2015	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014).	N/A	N/A
Jennifer Farrell Year of Birth: 1969	Secretary since 2017	Manager, Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (since 2015); Legal Trainer, Gemini Fund Services, LLC (2013-2015); Senior Paralegal, Gemini Fund Services, LLC (2006-2012).	N/A	N/A
James Ash Year of Birth: 1976	Chief Compliance Officer since 2019	Senior Compliance Officer, Northern Lights Compliance, LLC (since 2019); Senior Vice President, National Sales Gemini Fund Services, LLC (2017- 2019); Senior Vice President and Director of Legal Administration, Gemini Fund Services, LLC (2012 - 2017).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of November 30, 2020, the Trust was comprised of 20 other active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund and the Funds managed by the same investment adviser. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-907-3373.

11/30/20 – NLFT IV_v1

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. August 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies will be available without charge, upon request, by calling 1-855-907-3373 or by referring to the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-907-3373.

ADVISER
Main Management Fund Advisors, LLC
601 California Street, Suite 620
San Francisco, California 94108

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 1203rd Street, Suite 100
Elkhorn, Nebraska 68022

MAINBW-AR20

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Joseph Breslin is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Breslin is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 – $13,000

2019 – $13,000

2020 – $13,500

(b)	Audit-Related Fees

2018 – None

2019 – None

2020 – None

(c)	Tax Fees

2018 – $2,500

2019 – $3,000

2020 – $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 – None

2019 – None

2020 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2018	2019	2020
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $2,500

2019 - $3,000

2020 - $3,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 2/4/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 2/4/21

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 2/4/21